2015 Annual Shareholder Meeting June 4, 2015 Exhibit 99.1

Forward Looking Statements
Certain
statements
in
this
presentation,
other
than
purely
historical
information,
are
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended
(the
“Exchange
Act”)
that
are
based
on
current
expectations,
estimates
and
projections
about
our
business,
management’s
beliefs,
and
assumptions
made
by
management.
Words
such
as
“expects,”
“anticipates,”
“intends,”
“plans,”
“believes,”
“seeks,”
“estimates,”
“forecasts,”
“should,”
and
variations
of
such
words
and
similar
expressions
are
intended
to
identify
such
forward-looking
statements.
These
statements
are
not
guarantees
of
future
performance
and
involve
a
number
of
risks
and
uncertainties
that
are
difficult
to
predict.
Actual
outcomes
and
results
may
differ
materially
from
the
results
anticipated
in
these
forward-looking
statements
as
a
result
of
a
variety
of
important
factors.
While
it
is
impossible
to
identify
all
such
factors,
those
that
could
cause
actual
results
to
differ
materially
from
those
estimated
by
us
include
the
important
factors
discussed
in
Part
I—
Item
1A,
“Risk
Factors,”
of
our
most
recent
10-K
filing
with
the
SEC.
Such
forward-looking
statements
speak
only
as
of
the
date
they
are
made
and
we
do
not
undertake
any
obligation
to
update
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
presentation.
If
we
do
update
one
or
more
forward-looking
statements,
investors
and
others
should
not
conclude
that
we
will
make
additional
updates
or
corrections
with
respect
thereto
or
with
respect
to
other
forward-looking
statements.
This
presentation
includes
certain
non-GAAP
financial
measures
that
are
different
from
financial
measures
calculated
in
accordance
with
GAAP
and
may
be
different
from
similar
measures
used
by
other
companies.

Who Are We?
•
Diversified manufacturer of welded steel pipe for
the water infrastructure and energy markets
–
Specializing in large diameter, high pressure, engineered steel water pipe systems for transporting raw water to treatment plants and for treatment plant infrastructure
–
Also have a plant in Atchison, Kansas focused on line pipe for oil and gas transmission

Vancouver, WA
Portland, OR
Salt Lake City, UT
Denver, CO
Atchison, KS
St. Louis, MO
Parkersburg, WV
Adelanto, CA
Saginaw, TX
Monterrey, MX
Corporate
Water Transmission
Permalok
Tubular Products

Northwest Pipe Company

page

4 Northwest Pipe Company Locations

Northwest Pipe Strategic Vision
Northwest Pipe Company serves the water and
energy infrastructure markets. We seek to leverage
our customer relationships and distribution channels
along with our expertise in manufacturing and
engineering to provide an expanded portfolio of
products to the water and energy markets. We will
grow through the continued development of our
existing capabilities, as well as through M&A activity
of complementary businesses with a strong focus on
the water markets.

Income
Statement
Summary
($ in millions)
FY 2013*
FY 2014*
Q1 2015
Net Sales
Water Transmission
226.4
238.5
$
56.3
Tubular Products
133.0
164.8
28.6
Net Sales
359.4
403.3
84.9
Gross Profit
Water Transmission
47.0
39.6
7.5
Tubular Products
13.2
1.0
(3.6)
Gross Profit
60.2
40.6
3.9
SG&A
22.7
24.3
7.0
Impairment of Tubular
Products Goodwill
-
16.1
-
Operating Income (Loss)
37.5
0.2
(3.1)
Other Expense (Income)
0.3
(0.1)
0.0
Interest Income
(0.4)
(0.5)
(0.1)
Interest Expense
3.6
2.3
0.4
Income/(Loss) Before Taxes
34.0
(1.5)
(3.4)
Provision/(Benefit) for Income Taxes
12.3
4.7
1.3
Net Income/(Loss)
21.7
(6.2)
(2.1)
Diluted Earnings (Loss) per Share
$
2.27
$
(0.65)
$
(.22)
* Excludes impacts from OCTG business, which was sold in March 2014

$
$

Free
Cash
Flow
($ in millions)
FY 2013
FY 2014
Q1 2015
Cash flow from operating activities
20,088.8
35,043.9
24,573.2
Less
capital expenditures
(28,446.6)
(14,289.4)
(3,689.2)
Free Cash Flow
(8,357.8)
20,754.5
20,884.0
Free Cash Flow
per Share
(0.88)
2.18
2.19
The Company believes Free Cash Flow is useful because it provides information regarding actual cash received in a specific period from the Company’s comprehensive business strategy. Free Cash Flow also provides supplemental information to assist investors in evaluating the Company’s financial condition and ability to pursue opportunities that enhance shareholder value.

$
$
$
$
$
$

Balance
Sheet
Summary
($ in millions)
12/31/2014
03/31/2015
Cash
Trade
and Receivables, net
58.3
32.1
Costs
and Estimated Earnings in Excess of Billings
45.8
52.6
Inventories
72.8
61.3
Other Current Assets
17.8
17.2
Total Current Assets
195.2
163.3
Property and Equipment, Net
132.6
132.8
Goodwill
5.3
5.3
Other Assets
18.8
19.4
Total
Assets
Current Debt
Accounts Payable
15.5
9.4
Accrued Liabilities
9.1
9.1
Billings in Excess of Cost and Estimated Earnings
2.8
1.5
Total Current Liabilities
29.6
21.9
Note Payable
45.6
24.8
Long Term Debt and Capital Leases
0.2
0.2
Other Long Term Liabilities
30.9
30.4
Total Liabilities
106.3
77.3
Total Stockholders’ Equity
245.6
243.5
Total Liabilities and Stockholders’ Equity
$
351.9
$
320.8

0.5
$
0.1
$
351.9
$
2.2
$
320.8
$
1.9
$

Water Transmission Strengths
•
Well Positioned Industry Leader
–
Largest, most flexible capacity in the market
–
Increased product offering with the acquisition of Permalok
–
Low freight costs
–
Strong relationships with agencies, engineers and contractors
–
Improving operational efficiency

Water Transmission Upcoming Bidding Activity
–
Texas
•
two segments of the Tarrant Regional Water District / City of Dallas
Integrated Pipeline Project
•
Trinity River Main Stem Raw Water Pipeline
•
Luce Bayou Interbasin
Transfer Project
–
California
•
Cadiz Valley Water Conservation, Recovery and Storage Project
•
Recharge Fresno pipeline projects
•
Southern California (Metropolitan Water District) pipeline relining programs
•
Los Angeles Department of Water and Power water pipe
replacement program

Tubular Products
–
Implemented production curtailment in mid-April
•
currently selling and shipping finished products and performing limited manufacturing, if needed to fulfill customer orders
•
as the market improves, will resume normal operations
–
Line pipe trade case against Korea and Turkey
•
preliminary determinations were positive for dumping margins
•
Final determinations expected in the 4
th
quarter

12 Northwest Pipe Current Points of Focus • Focus on cost reduction in Water Transmission • Focus on monitoring market conditions at our Atchison facility • What’s next?

Vision for the Future
•
Considering a wide range of strategic opportunities
•
Growing through M&A activity
•
Capitalizing on our strengths to fuel our future
growth
People –
experienced team in place
Process –
focus on lean manufacturing
Equipment –
optimize recent capital investments

US Water & Waste Water Market
Source:  American Water Intelligence “Water Market USA 2011” and management estimates
Total Market:
$34.9 B
Equipment:
$19 B
Pipe: $6.9 B
Steel Pipe:
10%  of new
water pipes

2015 Annual Shareholder Meeting June 4, 2015